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Prospectus                                              October 10, 1997


TREASURERS' GOVERNMENT MONEY MARKET FUND
A Portfolio of Millennium Income Trust

DESIGNED FOR STATES AND MUNICIPALITIES -The Treasurers' Government Money Market Fund (the "Fund") is designed for states, municipalities, school districts and other governmental and institutional investors and their employee benefit plans that seek high current income consistent with protection of capital.

INVESTMENTS -The Fund invests in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities with original or remaining maturities of one year or less.

The Fund is neither insured nor guaranteed by the U. S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other entity, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank. The Fund seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.


This prospectus sets forth concisely information about the Fund that you should know before investing. Please keep it for future reference. A Statement of Additional Information dated October 10, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. A copy may be obtained without charge by writing to the Fund at 77 West Wacker Drive, Suite 3270, Chicago, Illinois 60601.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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

TABLE OF CONTENTS

EXPENSE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .3

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .4

DESIGNED FOR STATES AND MUNICIPALITIES . . . . . . . . . . . . . . . . . .4

INVESTMENT OBJECTIVE & POLICIES  . . . . . . . . . . . . . . . . . . . . .4

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

DIVIDENDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .9

SUB-ACCOUNTING SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . 11

BOARD OF TRUSTEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

OPERATION OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . 12

DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . 13

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . 14

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EXPENSE INFORMATION



INVESTOR TRANSACTION EXPENSES. . . . . . . . . . . . . . . NONE

ANNUAL FUND OPERATING EXPENSES
after reimbursement (as a percentage of average net assets)

      Management Fees. . . . . . . . . . . . . . . . . . . .20%
      Administrative Services Fee. . . . . . . . . . . . . .05%
      12b-1 Fees . . . . . . . . . . . . . . . . . . . . . NONE
      Other Expenses (after fee absorption). . . . . . . . .15%
      Total Fund Operating Expenses. . . . . . . . . . . . .40%








Trias Capital Management, Inc., the Fund's investment adviser, has agreed to voluntarily waive fees or absorb expenses through at least April 30, 1998 such that the total operating expenses of the Fund will not exceed .40% of average net assets. The Fund's former investment adviser and manager voluntarily had waived its fees and reimbursed certain expenses of the Fund. Without the fee waiver and expense reimbursement the Fund's other annualized expenses for the six months ended 3/31/97 would have been 16.48% and total operating expenses would have been 16.68%.


EXAMPLE:  YOU WOULD PAY THE FOLLOWING EXPENSES
ON A HYPOTHETICAL $1,000 INVESTMENT,
ASSUMING (1) A 5% ANNUAL RETURN AND                1 YEAR       3 YEARS
(2) REDEMPTION AT THE END OF EACH                    $4           $12
TIME PERIOD:


The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Example is hypothetical and included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be greater or less than those shown. Please note $1,000 is less than the Fund's minimum investment requirement.

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FINANCIAL HIGHLIGHTS

     The figures below for the period ended September 30, 1996 were audited by the Fund's independent auditors. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares; accordingly no financial statement information is presented for the period prior to fiscal 1996.


                                                     Six Months           Year
                                                    Ended 3/31/97     Ended 9/30/96
                                                    -------------    -------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  Net asset value at beginning of period               $1.000            $1.000
                                                       ------           ------
  Net investment income                                  .025              .052
  Distributions from net investment income              (.025)            (.052)
  Net asset value at end of period                     $1.000            $1.000
                                                       ======            ======
  Total Return (Annualized)                              5.00%             5.27%
                                                       ======            ======
  RATIOS NET OF EXPENSES WAIVED OR
    ABSORBED BY ADVISER(1)
  Ratio of net expenses to average net assets            0.00%             0.00%
  Ratio of net investment income to
    average net assets                                   5.00%             5.25%
RATIOS ASSUMING NO FEE WAIVERS OR
    EXPENSE ABSORPTION(1)
  Ratio of expenses to average net assets               16.68%            14.42%
  Ratio of net investment income to
    average net assets                                 (11.68%)           (9.17%)
SUPPLEMENTAL DATA
  Net assets at end of period                         $134,812          $131,501


(1) Annualized

DESIGNED FOR STATES AND MUNICIPALITIES
Treasurers' Government Money Market Fund is designed for states, municipalities, school districts and other governmental and institutional investors and their employee benefit plans that seek an economical and convenient means for the investment of short-term funds. The Fund offers sub-accounting and custom reporting services to assist these institutions in meeting their unique requirements.

INVESTMENT OBJECTIVE & POLICIES
The investment objective of the Fund is to seek high current income, consistent with protection of capital. The Fund pursues its objective by investing exclusively in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Obligations"), and repurchase agreements collateralized by such U.S. Government Obligations. All securities purchased mature within 12 months or less, and the Fund maintains a weighted average portfolio maturity of 90 days or less. Except where otherwise indicated, all investment policies, practices and limitations of the Fund are nonfundamental which means they may be changed by the Board of Trustees (the "Trustees") without shareholder approval. There can be no assurance that the investment objective of the Fund will be achieved.

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The following is a discussion of the various investments and policies of the
Fund.

U.S. Government Obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities that have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the full faith and credit of the United States Government. Other U.S. Government Obligations may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments.

United States Treasury obligations ("U.S. Treasuries") include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Government agencies that issue or guarantee securities backed by the full faith and credit of the United States include the Government National Mortgage Association, the Student Loan Marketing Association and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the United States include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority.

The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency or instrumentality established or sponsored by the United States Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund, notwithstanding any other investment policy or limitation, may invest all of its assets in the securities or shares of beneficial interests of a single pooled investment entity having substantially the same objectives, policies and limitations as the Fund.

The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by the Government National Mortgage Association, may affect the value of, and return on, an investment in such securities.

ADDITIONAL POLICY. As a matter of policy, the Fund will not invest in certain derivative securities. The Fund will not invest in the types of derivative securities that are prohibited for investment by money market funds subject to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), such as inverse floaters, leveraged floaters, CMT floaters, range floaters, capped floaters, COFI floaters and dual index floaters. Additionally, the Fund will not invest in securities that the Fund's

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

investment adviser believes involve risks inappropriate for the Fund, including collateralized mortgage obligations ("CMOs"), Interest Only securities ("IOs"), and Principal Only securities ("POs"), except the Fund may invest in STRIPS.

OTHER INVESTMENT TECHNIQUES. The Fund may also engage in the following investment techniques, each of which may involve certain risks:

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers. The Fund may only enter into repurchase agreements fully collateralized by U.S. Government Obligations.
Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank.
At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The Fund will not enter into a repurchase agreement not terminable within seven business days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

DELAYED SETTLEMENT TRANSACTIONS. The Fund may trade securities on a "when-issued" or "to-be-announced" basis. Obligations issued on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund intends to invest less than 5% of its net assets in securities purchased on this basis, and the Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities, may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or U.S. Government Obligations with the Fund's Custodian in an amount at least equal to the

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

market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy is fundamental and may not be changed without the affirmative vote of a majority of the Fund's outstanding securities, as defined in the 1940 Act.

BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or other persons (in an amount not exceeding
5% of its total assets) for temporary purposes. The Fund may pledge assets in connection with borrowings, but the Fund will not pledge more than one-third of its assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding securities. Additional information about the investment policies of the Fund appears in the Statement of Additional Information under "Investment Policies" and "Investment Limitations."

NET ASSET VALUE
The net asset value ("NAV"), the price of the Fund's shares, is determined as of 11:30 a.m. and 3:00 p.m. Chicago time on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Cincinnati or New York banks are closed for local holidays. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund's securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities that have remaining maturities of one year or less and invests only in securities determined by the Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Trustees. It is anticipated, but there is no assurance, that the Fund's use of the amortized cost method of valuation will enable it to maintain a stable NAV per share of $1.

DIVIDENDS
Substantially all of the Fund's net investment income will be declared daily (as of 3 p.m. Chicago time) as a dividend and distributed to shareholders monthly. Distributions will be automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. The election to reinvest dividends and distributions or receive them in cash can be changed at any time upon written notice to the Fund's transfer agent. Dividends will be reinvested, and cash distributions will be paid, on or about the first Business Day of each month. The Fund will distribute at least annually substantially all of the short-term and long-term capital gains in excess of available capital losses, if any, that it realizes on the disposition of securities. Although realized gains and losses on the assets of the Fund are reflected in the net asset value of the Fund, they are not expected to be of an amount that would affect the Fund's net asset value of $1.00 per share.

The Fund's net investment income consists of the excess of accrued interest or discount (including both original issue and market discount) on all portfolio securities and any income of the Fund from sources other than capital gains over the amortization of market premium on all portfolio securities and the estimated expenses of the Fund, including a proportionate share of the general expenses of the Trust, if any.

PURCHASE OF SHARES
Fund shares are purchased at NAV without the imposition of a sales charge.
The Fund seeks to be fully invested at all times in order to achieve maximum income. Since it will be investing in instruments that normally require immediate payment in Federal Funds, the Fund has adopted procedures for the convenience of its shareholders and to ensure that it receives investable funds. All phone numbers and addresses are included in the "Quick Reference Guide" at the end of this prospectus.

Shares of the Fund may be purchased on any Business Day at the NAV next determined after receipt of a purchase request. A purchase request is considered an effective purchase order only when the transfer agent is notified that Federal Funds have been credited to the Fund on the same day. Purchase requests for which Federal Funds are not received will be rejected. Fund shares are deemed to have been purchased, and are entitled to dividends on Fund shares purchased, as follows:


  PURCHASE REQUEST RECEIVED BY        AND FEDERAL FUNDS RECEIVED
         TRANSFER AGENT                      THE SAME DAY

By: 11:30 a.m. Chicago time       Dividends Begin:  Same Business Day
After: 11:30 a.m. Chicago time    Dividends Begin:  Next Business Day


The minimum initial investment in the Fund is $250,000. The Fund and the transfer agent each reserves the right to waive or change the minimum initial and subsequent investment requirements at any time for any reason. The Fund will not issue certificates representing Fund shares. The transfer agent will maintain a complete record of transactions and Fund shares held in each shareholder's account.


INITIAL INVESTMENT. When you are ready to make your initial investment, call the transfer agent and a representative will ask you the name, address, and tax identification number of the entity in whose name you want the account to be registered. You will be given an account number and any detailed instructions you may need. The Fund Representative will also ask for the amount of the investment and the name and address of the financial institution that will be wiring the investment to the Fund. Then have your financial institution wire Federal Funds to the Fund's Custodian. You will then need to complete, sign, and return the Account Information Form immediately to the transfer agent. Of course, you may send your Account Information Form in advance. If you do not have a form, one can be sent to you via facsimile. No redemption will be permitted until the signed Account Information Form is on file with the transfer agent as described under "Redemption of Shares."

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ADDITIONAL INVESTMENTS BY WIRE.  The investor is responsible for providing prior telephonic or facsimile notice of the purchase request to the transfer agent. A purchase request for wire investment is considered effective only when the transfer agent is notified that the bank wire has been credited to the Fund on the same day. To purchase additional shares of the Fund, call or fax the account name, account number and the amount of the investment to the transfer agent. Then have your financial institution wire Federal Funds to the Fund's Custodian.

ADDITIONAL INVESTMENTS BY MAIL. Investing by mail is not recommended since delays in delivery may delay your investment, and you will not be certain of the actual date the Fund will receive it. Purchase requests by mail are effected at the net asset value next determined after receipt of the purchase request and the conversion to Federal Funds.

Purchases of Fund shares may be made by delivering to the Fund's Custodian a Federal Reserve draft or check payable to the Fund and drawn on a U.S. bank.
Be sure to include the name in which the account is registered and the shareholder account number. It is expected that Federal Reserve drafts will ordinarily be converted to Federal Funds on the day of receipt; however, checks must be converted to Federal Funds, which normally takes up to two Business Days after receipt. Fund shares purchased by check may not be redeemed until the check has cleared as described under "Redemption of Shares."

PURCHASE BY ACH TRANSFERS. Purchase of shares may also be made through an Automated Clearing House ("ACH") transfer to Treasurers' Government Money Market Fund in care of the Fund's Custodian. Purchase orders are effected at the net asset value next determined after receipt of the purchase request and the conversion to Federal Funds. It is expected that ACH transfers will ordinarily be converted to Federal Funds on the Business Day following receipt of the ACH transfer.

The Fund, the transfer agent and the distributor each reserves the right to reject any purchase request for any reason.

REDEMPTION OF SHARES
You can access all or part of your account by selling (redeeming) shares without charge upon request on any Business Day at the NAV next determined after receipt of the redemption request. Fund shares are redeemed and entitled to proceeds and dividends in accordance with the following:

                                   REDEMPTION PROCEEDS
                                   ORDINARILY RECEIVED
REDEMPTION REQUEST                  BY TRANSFER AGENT          EFFECT ON DIVIDENDS

By: 11:30 a.m. Chicago time     Wired Same Business Day    Not earned on the day request
                                                           is received
After: 11:30 a.m. Chicago time  Wired Next Business Day    Earned on the day the request
                                                           is received

                                                                            9

To redeem shares, follow one of the methods described below.

REDEMPTIONS BY PHONE. Redemption requests may be made by telephone or facsimile to the transfer agent. The request should include the account name, account number and the amount of the redemption. The transfer agent may establish further identification procedures. Proceeds of such redemptions by phone will be sent only to the account at the financial institution pre-designated on the Account Information Form. No redemptions will be processed without an Account Information Form on file with the transfer agent, and redemption proceeds will be wired to the bank account designated on the shareholder's Account Information Form, unless payment by check has been requested.

REDEMPTIONS BY MAIL. Redeeming by mail is not recommended since delays in delivery may delay your request, and you will not be certain of the actual date that the Fund will receive it. However, if the proceeds are to be paid to someone other than the shareholder of record or to a different address or financial institution than that on the Account Information Form, the redemption request must be in writing. See "Other Redemption Information" below.

Redemption requests made by written request should be addressed to the transfer agent. The letter of instruction must specify the number of shares to be redeemed, the account number, payment instructions and the exact registration of the account. Redemptions by mail are effected at the NAV next determined after receipt of the redemption request.

OTHER REDEMPTION INFORMATION. Additional documentation may be required by the transfer agent for any redemption request in order to establish that a redemption request has been properly authorized. A redemption request will not be considered to have been received in proper form until such additional documentation has been submitted to the transfer agent.

Any request to: a) change the name of the registered holder or; b) the address of the account or c) the financial institution designated to receive proceeds of redemptions must be in writing and signed by the authorized person(s) as designated on the Account Information Form. These signature(s) must be guaranteed. The transfer agent may also require additional documentation in connection with such request. Any such written request may also be confirmed by telephone with the requesting party and/or the designated bank account to verify instructions. Other procedures may be implemented from time to time in an effort to prevent unauthorized or fraudulent redemption requests.

After a wire has been initiated by the transfer agent, neither the transfer agent nor the Fund assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performances arises, the shareholder should deal directly with such intermediaries or bank.

To keep Fund expenses low, the Fund reserves the right to redeem any single shareholder account that falls below $50,000 because of redemptions. The Fund will notify you in writing at least 60 days before your account is redeemed to allow you to make additional share purchases to bring your account value up to the minimum level.

SUB-ACCOUNTING SERVICES
The Fund has designed special procedures for its institutional investors desiring to establish multiple accounts (master accounts and their sub-accounts). For example, public funds' investors may find that arbitrage rebate record keeping requirements can be facilitated by the use of sub-accounts. Sub-accounts may be established with registration by name and or number. Institutions will not be charged for this service unless otherwise agreed. Upon request, master accounts will be provided with a monthly summary report that sets forth for each sub-account by account number or name the share balance at month end and the monthly income. Such summary reports also include the total share balance and monthly income for the master account. To minimize your time and costs, custom report formats are also available for coordination with full service arbitrage calculation and other service providers.

BOARD OF TRUSTEES
The Trust's Trustees have overall responsibility for the operation of the Fund. The following is a list of the Trustees of the Fund.

James A. Casselberry, Jr.*      Chairman of the Board of Trustees,
                                President

                                Chairman and Chief Executive Officer of
                                Trias Capital Management, Inc.  Formerly,
                                Chief Operating Officer of Wedgewood
                                Capital Management. Formerly, Partner in the MacArthur Investment Group and Director of Fixed Income Investments for the John D. and Catherine T. MacArthur Foundation, a 501(c)(3) private foundation.

Janis S. England *              Treasurer of the Fund

                                Chairman of Millennium Financial LLC and
                                Millennium Capital LLC. Formerly, Senior
                                Vice President of Kemper Financial
                                Services, Inc.

Marjorie H. O'Laughlin          Treasurer of Health & Hospital Corporation
                                of Marion County. Formerly, Treasurer of the State of Indiana

Courtney C. Shea *              Vice President of Artemis Capital Group,
                                Inc.  Formerly, Vice President of Kemper
                                Securities, Inc.

Sally M. Tassani +              Senior Vice President of Leo Burnett
                                Company.  Formerly, Executive Vice
                                President of Bender Browning Dolby &

                                     Sanderson.  Formerly, Chief Executive
                                     Officer of Tassani & Paglia, Inc.

Barbara E. Wallace +                 Executive Vice President of SMG
                                     Marketing Group, Inc.

---------------------------------------------------------------------------
* Mr. Casselberry, Ms. England and Ms. Shea are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
+ Member of the Audit Committee.

OPERATION OF THE FUND
Like other investment companies, the Trust retains various organizations to provide specialized services for the Fund.

The Fund retains Trias Capital Management, Inc. (the "Adviser") to manage the Fund's investments. Subject to the supervision and direction of the Trustees, the Adviser has complete discretion to purchase, manage and sell portfolio securities for the Fund within the Fund's investment objectives, restrictions and policies.

The Adviser is located at 77 West Wacker Drive, Suite 3270, Chicago,
Illinois and is controlled by Mr. James A. Casselberry, Jr. The principals of the Adviser have been engaged in the management of investment funds for approximately 40 years, collectively. In addition to serving as the Adviser to the Fund, the Adviser provides investment advice and manages investment portfolios for endowments, foundations, corporate cash, pension, profit sharing and individual accounts. The Adviser does not have previous experience managing a registered investment company; however, as noted below, Mr. James A. Casselberry, Jr., the Adviser's Chief Executive Officer, has previous experience managing registered money market funds.

Mr. James A. Casselberry, Jr. is the Fund's portfolio manager.
Mr. Casselberry has more than 10 years of experience as a fixed income strategist. Prior to founding Trias Capital Management, Mr. Casselberry was the Chief Operating Officer at Wedgewood Capital Management in Washington, D.C. His primary responsibility was to oversee the firm's marketing, client services and operations divisions. Before joining Wedgewood Capital Management, Mr. Casselberry was a Partner in the MacArthur Investment Group and was the Director of Fixed Income Investments for the John D. and Catherine T. MacArthur Foundation. Preceding his four years at the MacArthur Foundation, Mr. Casselberry served as Portfolio Manager and Credit Analyst for First National Bank of Chicago. Mr. Casselberry managed two tax-exempt money market funds, First Prairie Tax-Exempt Money Market Fund ($400 Million) and the Personal Investments Tax-Exempt Fund ($500 Million). Mr. Casselberry graduated from the University of Illinois at Chicago with a Bachelor of Science degree in Economics. Mr. Casselberry is an associate member of the Financial Analysts Federation, a member of the Chicago Quantitative Alliance, a member of the Urban Bankers' Forum, and the Treasurer of the National Association of Security Professionals.

The Fund pays the Adviser an annual fee not to exceed .20% of the Fund's assets. Under the Advisory Agreement, the Adviser may from time to time voluntarily waive some or all of its advisory fee charged to the Fund and may terminate any such voluntary waiver at any time in its sole discretion.

Pursuant to an Administration Agreement, the Fund retains Millennium
Financial LLC, ("MFL") to manage the Fund's business affairs. MFL is located at 10814 Bull Valley Road, Woodstock, IL, and is an Illinois limited liability company organized on January 1, 1994. MFL is controlled by Janis S. England who has over 25 years of mutual fund experience.

In connection with these responsibilities, MFL supplies executive, administrative and regulatory services, supervises the preparation of tax returns and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. MFL also performs such administrative and managerial oversight of the activities of the Fund's Custodian as the Trustees may from time to time direct and maintains such books and records as are necessary to enable it to perform its duties. The Fund pays MFL a fee, payable monthly, equal to the annual rate of .05% of its average daily net assets. MFL may waive a portion of its administration fee from time to time. The level of this voluntary fee waiver shall be in MFL's discretion.


Pursuant to a Transfer Agency Agreement, the Fund retains Countrywide Fund Services, Inc. ("Countrywide") to act as transfer, dividend-disbursing and shareholder services agent for the Fund. Countrywide is located at 312 Walnut Street, P.O. Box 5354, Cincinnati, Ohio 45201-5354.

Millennium Capital LLC, 10814 Bull Valley Road, Woodstock, Illinois (the "Distributor") is the principal underwriter for the Fund acting as agent of the Fund in the sale of its shares. Millennium Capital LLC is an Illinois limited liability company organized on March 9, 1994. The Distributor is controlled by Janis S. England. As of the date of this prospectus, Janis S. England is the sole shareholder of the Fund. The Fund is available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

The Trust shall assume and pay the charges and expenses of its operations, including but not limited to expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, compensation of the trustees (other than those affiliated with the investment adviser or administrator), charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, any registrar of the Fund, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of pricing services to obtain valuations of portfolio securities, costs of reports, insurance premiums, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, stationery, printing, postage, other like miscellaneous expenses and all taxes and fees payable to federal, state or other government agencies on account of the registration of securities issued by the Trust, filing of corporate documents or otherwise.

DESCRIPTION OF SHARES
Millennium Income Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on August 19, 1994. The Trust Agreement permits the Trust to offer one or more separate series of units of beneficial interest, referred to in this prospectus as "shares," representing interests in separate portfolios ("Funds"). The shares in any one Fund may be offered in two or more separate classes. At the date of this prospectus, the Trustees of the Trust have established only one Fund, the Treasurers' Government Money Market Fund.

Shareholders are entitled to one vote for each share and to the appropriate fractional vote for each fractional share. The shares of the Trust are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. Such shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

Annual meetings of shareholders will not be held except as required by the 1940 Act, the Trust Agreement or other applicable law. The Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

For further organization information, including certain shareholder rights and responsibilities, see "The Trust" in the Statement of Additional Information.

TAXES
The Fund intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to the shareholders. The Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Unless otherwise exempt, shareholders are subject to federal income tax on dividends and capital gains received. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends received deduction available to corporations.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. The tax consequences described in this section apply whether distributions are taken in shares or cash.

PERFORMANCE INFORMATION
From time to time, the Fund may advertise several types of performance information for a Fund. These are "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of the Fund. The yield of a Fund refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.


===========================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN
CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS BEING AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND TO SELL SHARES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH STATE.

                            QUICK REFERENCE GUIDE



FOR ADDITIONAL           Contact the Distributor:      Phone: 800-514-2001
INFORMATION                                            Fax:   800-514-2004

TO OPEN AN ACCOUNT       Contact the Transfer Agent:   Phone: 888-534-2001

TO PURCHASE SHARES       First Call or Fax:            Phone: 888-534-2001

                         then Wire Fed Funds to:       Fifth Third Bank
                                                       ABA # 042 000 314
                                                       Attn: TGMMF
                                                       Acct #010 032 831 501

                                                       Include your Account
                                                       Number and Name

TO REDEEM SHARES         Call or Fax:                  Phone:  888-534-2001


TREASURERS' GOVERNMENT MONEY MARKET FUND



             Board of Trustees       James A. Casselberry, Jr., Chairman
                                     Janis S. England
                                     Marjorie H. O'Laughlin
                                     Courtney C. Shea
                                     Sally M. Tassani
                                     Barbara E. Wallace

             Investment Adviser      Trias Capital Management, Inc.


             Transfer Agent          Countrywide Fund Services, Inc.

             Administrator           Millennium Financial LLC

             Distributor             Millennium Capital LLC









                                      A Portfolio of Millennium Income Trust

                  TREASURERS' GOVERNMENT MONEY MARKET FUND

A Portfolio of MILLENNIUM INCOME TRUST




                     STATEMENT OF ADDITIONAL INFORMATION



                             October 10, 1997




This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Treasurers' Government Money Market Fund dated October 10, 1997. A copy of the Prospectus can be obtained by writing the Fund at 77 West Wacker Drive, Suite 3270, Chicago, Illinois 60601.



This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                              TABLE OF CONTENTS

THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .3

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .6

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . .8

INVESTMENT MANAGEMENT AND ADMINISTRATION . . . . . . . . . . . . . . . . .9

SECURITIES TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . 11

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

REDEMPTION IN KIND . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

HISTORICAL PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . 13

TRANSFER AND SHAREHOLDER SERVICE AGENT . . . . . . . . . . . . . . . . . 14

DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

INDEPENDENT PUBLIC ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . 15

LEGAL COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

THE TRUST
---------

Millennium Income Trust (the "Trust") was organized as a Massachusetts business trust on August 19, 1994. The Trust currently offers one series of shares to investors, the Treasurers' Government Money Market Fund (the "Fund"). This Statement of Additional Information provides information relating to the Fund.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board of Trustees (the "Trustees"). The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without its express consent.


Under Massachusetts law, in certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 (the "1940 Act") have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement of Millennium Income Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.
Moreover, the Trust Agreement provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust's assets are readily marketable and ordinarily substantially exceed liabilities, the risk of shareholder liability is slight and limited to circumstances in which both inadequate insurance existed and the Trust was unable to meet its obligations. In view of the above, the risk of shareholder liability is remote.


INVESTMENT POLICIES
-------------------
A more detailed discussion of the terms used in the Prospectus (see "Investment Objective and Policies") appears below:

When-Issued Securities Purchased on a To-Be-Announced Basis. The Fund will make commitments to purchase securities on a When-Issued ("WI") or To-Be-Announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a WI or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a WI or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a WI or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a WI or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a WI or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for the Fund to make payment for securities purchased on a WI or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a WI or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a WI or TBA basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

STRIPS. STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupon or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

Repurchase Agreements. When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with the Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed 102% of the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed 102% of the value of the repurchase agreement. The collateral securing the seller's obligation will be held by the Custodian or in the Fund's account in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans.
It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Fund's investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed 102% of the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Loans of Portfolio Securities. The Fund may lend portfolio securities subject to the restrictions stated in the Fund's Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral or (c) interest on short-term debt securities purchased
                                                                           5
with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower and that the fees are not used to compensate the Fund's investment adviser or any affiliated person of the Trust or an affiliated person of the Fund's investment adviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire the loaned securities on five days' written notice or in time to vote on any important matter.

Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding securities" of the Trust (or of the Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

INVESTMENT LIMITATIONS
----------------------
The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding securities of the Fund.

The limitations applicable to the Fund are:

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other entity for temporary purposes only, provided than when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

2. Pledging. The Fund will not mortgage, pledge, or hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge, or hypothecate more than one-third of its assets in connection with borrowings.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.    Real Estate.  The Fund will not purchase, hold or deal in real estate.

6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities future contracts or invest in oil, gas or other mineral exploration or development programs. This limitation is not applicable to the extent that the U.S. Government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemptions of securities.

9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

10. Other Investment Companies. The Fund will not invest in the securities of any investment company except as permitted by the Investment Company Act of 1940.

11. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in a particular industry; this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

12. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

12. Senior Securities. The Fund will not issue senior securities as defined in the Investment Company Act of 1940.

Notwithstanding any other investment policy the Fund may invest all, but not less than all, of its investable assets in the securities of beneficial interests of a single pooled investment entity having substantially the same objective, policies and limitations as the Fund.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund. The Trust does not presently intend to acquire securities issued by any other investment companies. The Trust does not presently intend to invest all its assets in securities issued by any other single pooled investment entity. The statements of intention in this paragraph reflect nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------
The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust as defined by the 1940 Act, is indicated by an asterisk.


                                                          Principal Occupations During
Name and Address                Position with the Trust   Past 5 Years
----------------               -----------------------  ----------------------------
James A. Casselberry, Jr. *     Chairman of the Board     Chairman and Chief Executive
Trias Capital Management, Inc.  and President             Officer of Trias Capital
77 West Wacker Drive                                      Management, Inc. (the
Suite 3270                                                investment adviser of the
Chicago, IL  60601                                        Trust) beginning in 1996.
                                                          From 1995 through 1996, Chief
                                                          Operating Officer of Wedgewood
                                                          Capital Management, an investment
                                                          adviser.  From 1991 to 1995
                                                          Investment Manager at the MacArthur
                                                          Investment Group  and Director of
                                                          Fixed Income Investments for the
                                                          John D. and Catherine T. MacArthur
                                                          Foundation, a 501(c)(3) foundation.
                                                          From 1987 to 1991, portfolio manager
                                                          of First National Bank of Chicago,
                                                          managing the First Prairie money
                                                          market funds.  Age 37.

Janis S. England *              Treasurer                 Chairman of Millennium
Millennium Financial LLC                                  Financial LLC (administrator
10814 Bull Valley Road                                    of the Trust) and Millennium
Woodstock, IL  60098                                      Capital LLC (the principal
                                                          underwriter of the Trust).  From 1986
                                                          through 1993 she was associated with
                                                          Kemper Financial Services, Inc. (a
                                                          registered broker-dealer and
                                                          investment adviser) most recently as
                                                          Senior Vice President with
                                                          responsibility for, among other
                                                          things, wholesale money market funds.
                                                          From 1989 through 1992 Director of
                                                          Investors Fiduciary Trust Company, a
                                                          Missouri state bank.  Age 51.

Marjorie H. O'Laughlin +        Trustee                   Treasurer, Health & Hospital
3838 N. Rural Street                                      Corporation of Marion County,
Indianapolis, IN  46205                                   a municipal corporation created by
                                                          the Indiana General Assembly.  From
                                                          1987 through February 1995 Treasurer
                                                          of the State of Indiana.  Age 67.

Courtney C. Shea *              Trustee                   Managing Director of Artemis
150 N. Wacker Drive                                       Capital Group, Inc., a
Chicago, IL  60610                                        registered broker-dealer, since 1992.
                                                          From 1990 until 1992 Vice President
                                                          Kemper Securities, Inc., a registered
                                                          broker-dealer.  Age 36.

Sally M. Tassani +              Trustee                   From October 1995 Senior Vice
35 W. Wacker Drive                                        President of Leo Burnett
Chicago, IL 60601                                         Company, an advertising agency.  From
                                                          August through September 1995
                                                          Executive Vice President of Browning
                                                          Dolby & Sanderson an advertising
                                                          agency.  Formerly Chief Executive
                                                          Officer of Tassani & Paglia, Inc., an
                                                          advertising agency.  Age 48.


                                                                                                8



Barbara E. Wallace +            Trustee                   Executive Vice President of
875 N. Michigan Avenue                                    SMG Marketing Group, Inc., a
Chicago, IL  60611                                        firm providing information and
                                                          consulting to the health care
                                                          industry.  Age 47.

Cathy G. O'Kelly                Secretary                 Partner of Vedder, Price,
222 N. LaSalle Street                                     Kaufman & Kammholz, a law
Chicago, IL  60601                                        firm.  Age 44.



*  These are "interested persons" of the Trust within the meaning of
   Section 2(a)(19) of the of 1940 Act. Mr. Casselberry is an affiliated person of Trias Capital Management, the Trust's investment adviser. Ms England is an affiliated person of Millennium Capital LLC, the Trust's principal underwriter, and Millennium Financial LLC, the Trust's administrator. Ms. Shea, is an affiliated person of Artemis Capital Group, Inc. a registered broker-dealer.

+  Member of the Audit Committee

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

The Fund pays Trustees who are not interested persons of the investment adviser a fee of $1,000 for each Board meeting attended plus $250 for each committee meeting attended. The table below shows the amounts estimated to be paid to Trustees during the Trust's 1997 fiscal year.


                            Aggregate    Pension or Retirement       Total
                          Compensation    Benefits Accrued as    Compensation
 Name of Trustee           from Trust   Part of Trust Expenses    From Trust
 ---------------         ------------ ----------------------  ------------
 Marjorie H. O'Laughlin      $2,000               $0                $2,000
 Courtney C. Shea            $2,000               $0                $2,000
 Sally M. Tassani            $2,000               $0                $2,000
 Barbara E. Wallace          $2,000               $0                $2,000


     During a typical fiscal year, the Fund would anticipate quarterly board meetings, with compensation in the amount of $4,000 to each Trustee.

INVESTMENT MANAGEMENT AND ADMINISTRATION
----------------------------------------
The Trust's investment adviser is Trias Capital Management, Inc. ("Trias"). Under the terms of an investment advisory agreement (the "Advisory Agreement") with the Fund, Trias provides the investment advice to the Fund. Trias has complete discretion to purchase and sell portfolio securities for the Fund within the Fund's investment objective, restrictions and policies. In addition to serving as the investment adviser to the Fund, Trias provides investment advice and manages investment portfolios for endowments, foundations, corporate cash, pension, profit sharing and individual accounts.

Trias is controlled by Mr. James A. Casselberry, Jr.


For performing its responsibilities, the Fund pays Trias an annual fee, payable monthly, of .20% of the Fund's average daily net assets.

By its terms, the Trust's Advisory Agreement will remain in force until [June 27, 1999] and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by Trias. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. For the fiscal year ended September 30, 1996, the Fund paid $293 for the investment and management services provided by its previous investment adviser and manager, Millenium Financial LLC.


The Trust's Administrator is Millennium Financial LLC ("MFL"). Under the terms of an administration agreement (the "Administration Agreement") with the Fund, it is MFL's responsibility to provide executive and administrative services to the Trust. MFL supervises the preparation of the Trust's tax returns, reports to shareholders of the Trust; reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for the meetings of the Board of Trustees. The controlling member of MFL is Janis S. England. For performing its responsibilities, the Fund pays MFL an annual fee, payable monthly, of .05% of the Fund's daily net assets.


By its terms, the Trust's Administration Agreement will remain in force until June 30, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by MFL. The Administration Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Trias and MFL shall not be liable for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it except acts or omissions involving willful misfeasance of the duties imposed upon it by its contract with the Trust.

The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party.

The Fund may have an obligation to indemnify the Trust's Officers and Trustees with respect to such litigation except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. As the Fund's distributor, MFL bears promotional expenses in connection with the distribution of the Fund's shares. The Fund will not be responsible for the compensation and expenses of any officer, Trustee or employee of the Trust who is either (i) an officer, member or employee of MFL or (ii) an officer, partner or employee of Trias.

MFL has licensed the use of the name "Millennium," "Millennium Income" or any derivation thereof in connection with any registered investment company or other business enterprise with which the Trust is or may become associated. In the event MFL ceases to be the Administrator of the Fund, the Fund will be required to cease using the name.

SECURITIES TRANSACTIONS
-----------------------
Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by Trias and are subject to review by the Trustees. In the purchase and sale of portfolio securities, Trias seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Trias generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities may be purchased directly from the United States Treasury. Because the portfolio securities of the Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer and underwriting spreads.

Trias is specifically authorized to select brokers who also provide brokerage and research to the Fund and/or other accounts over which Trias exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Trias determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Trias's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and Trias, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Trias in servicing all of its accounts and not all such services may be used by Trias in connection with the Fund.

NET ASSET VALUE
---------------
The NAV of the shares of the Fund is determined as of 11:30 p.m. and 3:00 p.m. Central time, on each Business Day. Business Day means any day on which the New York Stock Exchange is open except on days on which Cincinnati or New York banks are closed for holidays. For a description of the method used to determine the NAV see "Net Asset Value" in the Prospectus.

Pursuant to Rule 2a-7 promulgated under the 1940 Act, the Fund values its portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at is cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of the Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Fund.

Pursuant to Rule 2a-7, the Fund maintains a dollar weighed average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of one year or less and invests only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as practicable. The maturity of U.S. Government obligations which have a variable rate of interest readjusted no less frequently then annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of the Fund's portfolio holdings by the Board of Trustees to determine whether the Fund's NAV, calculated by using available market quotations, deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities, the withholding of dividends, the redemption of shares in kind, or the establishment of a NAV per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that the Fund complies with the quality requirements of Rule 2a-7.

While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

TAXES
-----
The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
Although the Trust intends to redeem Fund shares in cash, it reserves the right under circumstances when the Board of Trustees deems it in the best interests of the Fund's shareholders, to pay the redemption price in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an "in-kind" redemption will, to the extent available, be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------
Yield quotations on investments in the Fund are provided on both a current and an effective (compounded) basis. The current yield for the 7 day period ended 3/31/97 was 5.16%. Current yield is calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. The effective yield for the 7 day period ended 3/31/97 was 5.29%. Effective yield reflects daily compounding and is calculated as follows: Effective yield = (base period return + 1)(365/7)-1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method).

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. The performance of the Fund may be compared to that of other money market mutual funds tracked by mutual fund rating services, various indices of investment performance or direct investments in United States government obligations or bank certificates of deposit, or other investments for which reliable performance data is available. The Fund performance may also be compared with other well known market rates, including the Federal Funds rate, or investments for which its institutional clients request comparative data. The Fund may use the following publications or indices to discuss or compare Fund performance:

      Donoghue's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Fund may compare performance with any other individual money market fund or any of the taxable fund categories.

      Federal Reserve Publication H.15 and G.13 Selected Interest Rates provides weekly and monthly averages of various direct investments including U.S. Treasury Bills and the Federal Funds rate.

      Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Short Term U.S. Government Funds or the Institutional Government Money Market Funds category.

In assessing such comparisons of performance with indices, averages, other funds, direct investments or market rates, an investor should keep in mind that the composition of the investments in the reported funds, indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. Additionally, some direct investments may be insured by, or direct obligations of, the U.S. Government, while the Fund is not. In addition, there can be no assurance that the Fund will continue its comparative performance record.


TRANSFER AND SHAREHOLDER SERVICE AGENT
--------------------------------------
As described in the Prospectus, Countrywide Fund Services, Inc. ("Countrywide") is the Trust's transfer and dividend disbursing, shareholder servicing and plan agent. Countrywide maintains the records of each shareholder account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

DISTRIBUTOR
-----------
Millennium Capital LLC (the "Distributor"), as principal underwriter of the Trust, is the exclusive agent for distribution of shares of the Fund. Shares of the Fund are offered on a continuous basis.

CUSTODIAN
---------
Fifth Third Bank has been retained to act as Custodian for the Fund's investments. Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------
The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending September 30, 1997. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements.

LEGAL COUNSEL
-------------
Legal counsel is provided by Vedder, Price, Kaufman & Kammholz.